UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 1, 2012

Date of earliest event reported: April 30, 2012

Warner Chilcott Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	0-53772	98-0626948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands

Dublin 2, Ireland

(Address of principal executive offices, including zip code)

+353 1 897 2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06	Material Impairments.

On April 30, 2012, the U.S. District Court for the District of New Jersey (the “Court”) issued its opinion upholding the validity of U.S. Patent No. 6,958,161 covering the Company’s DORYX 150 mg product (the “‘161 Patent”), but determining that neither Mylan Inc.’s (together with its affiliate Mylan Pharmaceuticals Inc., “Mylan”) nor Impax Pharmaceuticals, Inc.’s (“Impax”) proposed generic version of the DORYX 150 mg product infringed the ‘161 Patent. As a result of the Court’s ruling, the Company believes that Mylan has entered the market with its FDA approved generic equivalent of the Company’s DORYX 150 mg product.

In connection with the announcement of the Court’s non-infringement determinations, the Company expects to record an impairment charge in the range of $90 to $108 million related to its DORYX intangible asset, which had a book value of $111 million as of December 31, 2011. The impairment charge is not expected to result in future cash expenditures for the Company.

Item 7.01	Regulation FD Disclosure.

Doryx Litigation

The Company issued a press release announcing the Court’s decision relating to its DORYX 150 mg product on April 30, 2012. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Strategic Alternatives

On April 30, 2012, the Company also issued a press release announcing that it is conducting a process to explore a broad range of strategic alternatives to enhance shareholder value. A copy of the Company’s press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 and the attached exhibits is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release issued April 30, 2012 regarding Doryx litigation.

99.2	Press Release issued April 30, 2012 regarding strategic alternatives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT PUBLIC LIMITED COMPANY

By:	/s/ PAUL HERENDEEN
Name:	Paul Herendeen
Title:	Executive Vice President and Chief Financial Officer

Date: May 1, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued April 30, 2012 regarding Doryx litigation.

99.2	Press Release issued April 30, 2012 regarding strategic alternatives.

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